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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               February 8, 1999
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       BUILDING ONE SERVICES CORPORATION
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (202) 261-6000
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On February 8, 1999, the Registrant issued a press release announcing, among other things, that it mutually terminated a previously announced transaction with Boss Investment LLC, an affiliate of Apollo Management L.P. and intends to commence a tender offer for approximately 23 million shares at $25 per share. The Registrant hereby incorporates by reference into this Item 5 the press release, attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)  Exhibits

99.1  Press Release, dated February 8, 1999.


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSOLIDATION CAPITAL CORPORATION


Dated:  February 8, 1999               By:  /s/ F. Traynor Beck
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                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary



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                                 EXHIBIT INDEX

  Exhibit

  99.1      Press Release